EXHIBIT 21

Aon CORPORATION AND IT'S SUBSIDIARIES (AS OF DECEMBER 31, 2000)


Aon Corporation                                          Delaware
120524 Canada Inc.                                       Canada
123 Newco, Inc.                                          Delaware
1e Katharinastrase 29 Vermogensverwaltungsges mbH        Germany
2e Katharinastrase 29 Vermogensverwaltungsges mbH        Germany
A Morel & Cie Sa                                         France
A. J. Norcott & Company (Holdings) Limited               United Kingdom
A. J. Norcott & Partners (Northern) Limited              United Kingdom
A.G.Y.C. Corretores de Seguros Lda.                      Portugal
A.H. Laseur B.V.                                         Netherlands
A.H.E. Alexander Howden de Espana S.A.                   Spain
A.H.O.H. (Bermuda) Limited                               Bermuda
A/S Assurance                                            Norway
AARE Corporation                                         New York
ABS Insurance Agency Ltd.                                United Kingdom
ACGMGA Corp.                                             Texas
ACN 004 192 394 Pty. Ltd.                                Australia
ACN 006 278 226                                          Australia
ACN 008 497 318                                          Australia
ACN 051 158 984                                          Australia
ACN 075 486 243                                          Australia
ACP Insurance Agency, Inc.                               Texas
Administradora Centurion Ltda                            Colombia
Admiseg SA                                               Argentina
Advanced Risk Management Techniques, Inc.                California
Affinity Insurance Services of Washington, Inc.          Washington
Affinity Insurance Services, Inc.                        Pennsylvania
Agencia Interoceanica de Subscripcion y
  Administracion S. A.                                   Mexico
AGISA, S.A.                                              Mexico
Agostini Insurance Brokers Ltd.                          Trinidad
Agricola Training Limited                                United Kingdom
Agricola Underwriting Limited                            United Kingdom
Agricola Underwriting Management Limited                 New Zealand
Agricola Underwriting Management Pty Ltd.                Australia
Agricultural Risk Management (Pacific) Ltd               New Zealand
Agricultural Risk Management Argentina S.A.              Argentina
Agricultural Risk Management Chile                       Chile
Agricultural Risk Management Pty. Ltd.                   Australia
Agricultural Risk Management, Limited                    United Kingdom
Agte Gebruder GmbH                                       Germany
Aidec Ciskei (Pty) Ltd.                                  South Africa
Aidec Gazankulu (Pty) Limited                            South Africa
Aidec Kangwane (Pty) Limited                             South Africa
Aidec Kwandebele (Pty) Limited                           South Africa
Aidec Lebowa (Pty) Limited                               South Africa
Aidec M.I.B. North West (Pty) Limited                    South Africa
Aidec Venda (Pty) Limited                                South Africa
Air-Con Solution Ltd.                                    Thailand
Aircrew Underwriting Agencies Ltd.                       United Kingdom
Airscope Insurance Services Limited                      United Kingdom
AIS Affinity Insurance Agency of New England, Inc.       Massachusetts
AIS Affinity Insurance Agency, Inc.                      California
AIS Management Corporation                               California
Alexander & Alexander (C.I.) Limited                     Guernsey
Alexander & Alexander (Hong Kong) Holdings Limited       Hong Kong
Alexander & Alexander (Ireland) Limited                  Ireland


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Alexander & Alexander (Isle of Man) Limited              United Kingdom
Alexander & Alexander (Malaysia) Sdn. Bhd.               Malaysia
Alexander & Alexander (Thailand) Ltd.                    Thailand
Alexander & Alexander Asia Holdings Pte. Ltd.            Singapore
Alexander & Alexander B.V.                               Netherlands
Alexander & Alexander Consultants S.A.                   France
Alexander & Alexander Corretores e Consultores
  de Seguros Lda.                                        Portugal
Alexander & Alexander Europe Ltd.                        United Kingdom
Alexander & Alexander Far East Partners                  Hong Kong
Alexander & Alexander Galicia, S.A.                      Spain
Alexander & Alexander Holdings B.V.                      Netherlands
Alexander & Alexander Insurance Brokers Ltd. Poland      Poland
Alexander & Alexander International Inc.                 Maryland
Alexander & Alexander Korea Inc.                         Korea
Alexander & Alexander Limited                            United Kingdom
Alexander & Alexander Ltd.                               Fiji
Alexander & Alexander Ltd. (Thailand)                    Thailand
Alexander & Alexander Middle East Limited                Bermuda
Alexander & Alexander of Colombia Ltda                   Colombia
Alexander & Alexander of Kansas, Inc.                    Kansas
Alexander & Alexander of Missouri Inc.                   Missouri
Alexander & Alexander of Virginia, Inc.                  Virginia
Alexander & Alexander of Washington Inc.                 Washington
Alexander & Alexander Pte. Ltd.                          Singapore
Alexander & Alexander Risk Management Services Ltd.      Taiwan
Alexander & Alexander Services (India) Pvt. Ltd.         India
Alexander & Alexander Services Canada Inc.               Canada
Alexander & Alexander Services UK Limited                Scotland
Alexander & Alexander Trustee Jersey Ltd.                Jersey, Channel Islands
Alexander & Alexander U.K. Pension Trustees Ltd.         United Kingdom
Alexander & Alexander, Inc.                              Oklahoma
Alexander & Alexander, Inc.                              West Virginia
Alexander & Davidson de Colombia LTDA                    Colombia
Alexander Administration Services Ltd.                   Isle of Man
Alexander Clay                                           United Kingdom
Alexander Clay Communications Limited                    United Kingdom
Alexander Consulting Groep B.V                           Netherlands
Alexander Coyle Hamilton Ltd.                            Ireland
Alexander Financial Services Limited                     Scotland
Alexander Hellas E.P.E                                   Greece
Alexander Howden (Hellas) Ltd.                           Guernsey
Alexander Howden (Kazakhstan) Ltd.                       Kazakhstan
Alexander Howden Asia Pacific Ltd.                       United Kingdom
Alexander Howden de Espana                               Spain
Alexander Howden Del Peru S.A. Reinsurance Brokers       Peru
Alexander Howden Energy & Partners Scandinavia           Norway
Alexander Howden Far East Ptd. Ltd.                      Singapore
Alexander Howden Financial Services Limited              United Kingdom
Alexander Howden Group (Asia) Pte. Ltd.                  Singapore
Alexander Howden Group (Bermuda) Limited                 Bermuda
Alexander Howden Group Far East Ltd.                     Hong Kong
Alexander Howden Holdings Limited                        United Kingdom
Alexander Howden Insurance Services of Texas, Inc.       Texas
Alexander Howden International Limited                   United Kingdom
Alexander Howden Leasing Ltd.                            United Kingdom
Alexander Howden Limited                                 United Kingdom
Alexander Howden North America, Inc.                     Georgia
Alexander Howden North America, Inc.                     Massachusetts
Alexander Howden North America, Inc.                     New York
Alexander Howden North America, Inc.                     Ohio


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Alexander Howden North America, Inc.                     Texas
Alexander Howden Ossa De Colombia SA                     Colombia
Alexander Howden Previsionales y Personas Ltda           Colombia
Alexander Howden Reinsurance Intermediaries, Inc.        New York
Alexander Howden UK Limited                              United Kingdom
Alexander Howden Underwriting Limited                    United Kingdom
Alexander Howden Y Asociados S.A. de C.V                 Mexico
Alexander Insurance Managers (Barbados) Ltd.             Barbados
Alexander Insurance Managers (Cayman) Ltd.               Cayman Islands
Alexander Insurance Managers (Dublin) Ltd.               Ireland
Alexander Insurance Managers (Guernsey) Ltd.             Guernsey
Alexander Insurance Managers (Holdings) Ltd.             Guernsey
Alexander Insurance Managers (Isle of Man) Ltd.          Isle of Man
Alexander Insurance Managers (Jersey) Ltd.               Jersey, Channel Islands
Alexander Insurance Managers (Luxembourg) S.A            Luxembourg
Alexander Insurance Managers Ltd.                        Bermuda
Alexander Insurance Managers N.V                         Netherlands
Alexander Lippo (Hong Kong) Ltd.                         Hong Kong
Alexander Portfolio Management Ltd.                      New Zealand
Alexander R.M.C. Brown Partners Ltd.                     Australia
Alexander Reinsurance Intermediaries, Inc.               New York
Alexander RMC Brown Partners Pty. Limited                Australia
Alexander Services, Inc.                                 Illinois
Alexander Stenhouse & Partners Limited                   Scotland
Alexander Stenhouse Belgium International                Belgium
Alexander Stenhouse Limited                              United Kingdom
Alexander Stenhouse Magee Limited                        Ireland
Alexander Stenhouse Management Services Ltd.             Scotland
Alexander Stenhouse Risk Management S.A.                 Spain
Alexander Underwriting Agencies Limited                  Bermuda
Alexander Underwriting Services Limited                  United Kingdom
Alexander, Ayling, Barrios & Cia, S.A.                   Argentina
Algemeen Asurantiekantoor van 1863 Justin
  van de Port bv                                         Netherlands
Allen Insurance Associates, Inc.                         California
Alternative Market Operations (Aust) Pty. Ltd.           United Kingdom
AMC Worldwide Limited                                    United Kingdom
American Special Risk Insurance Company                  Delaware
Anchor Reinsurance Company, Ltd.                         Bermuda
Anchor Underwriting Managers, Ltd.                       Bermuda
Anderson and Anderson Insurance Brokers, Inc.            California
Anderson and Anderson of Los Angeles
  Insurance Brokers, Inc.                                California
Anderson and Anderson of Orange County
  Insurance Brokers, Inc.                                California
Anderson and Anderson/Benefits Insurance Brokers, Inc.   California
Anderson and Anderson/D-K&S Insurance Brokers, Inc.      California
Andes Global Ltd.                                        Brit. Virgin Islands
Anglo-Swiss Reinsurance Brokers Ltd.                     Switzerland
ANR Engineering Limited                                  United Kingdom
Anscor Insurance Brokers Inc.                            Philippines
Aon (Panama) Ltd. S.A.                                   Panama
Aon Acquisition Corporation of Arkansas                  Arkansas
Aon Acquisition Corporation of New Jersey                New Jersey
Aon Adjudication Services Limited                        United Kingdom
Aon Administrative Services (Phils.) Corp.               Philippines
Aon Administrative Services Corp.                        California
Aon Advisors (UK) Limited                                United Kingdom
Aon Advisors, Inc.                                       Virginia
Aon Aisa Ltd.                                            Hong Kong
Aon Alexander & Alexander nv                             Belgium
Aon Alexander Clay Limited                               United Kingdom
Aon Alexander Limited                                    United Kingdom


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Aon Andueza Nikols, Corredores de Seguros S.A.           Chile
Aon Annuity Group, Inc.                                  Texas
Aon Antillen nv                                          Netherland Antilles
Aon Artscope Kunstversicherungsmakler GmbH               Germany
Aon Aruba nv                                             Netherland Antilles
Aon Asia Insurance Services bv                           Netherlands
Aon Assurances Credit SA                                 France
Aon Aviation, Inc.                                       Illinois
Aon Bain Hogg Limited                                    United Kingdom
Aon Belgium nv                                           Belgium
Aon Benefit Services, Inc.                               Massachusetts
Aon Benefits Insurance Brokers (Singapore) Pte. Ltd.     Singapore
Aon BEP Inc.                                             Quebec
Aon Brasil Resseguros Ltda.                              Brazil
Aon Brazil Corretores de Seguros Ltda.                   Brazil
Aon Broker Services, Inc.                                Illinois
Aon Broking Services S.A.                                Argentina
Aon Canada Inc.                                          Canada
Aon Canada Limited                                       Canada
Aon Capital A                                            Delaware
Aon Capital Markets Limited                              United Kingdom
Aon Captive Management, Ltd.                             U.S. Virgin Islands
Aon Captive Services (Nederland) bv                      Netherlands
Aon Captive Services Antilles nv                         Netherland Antilles
Aon Captive Services Aruba nv                            Netherland Antilles
Aon Centurion S.A. Corredores de Seguros                 Colombia
Aon Ceska republika spol. s.r.o.                         Czech Republic
Aon Club Shopper Limited                                 United Kingdom
Aon Colombia S.A. Corredores de Seguros                  Colombia
Aon Commercial Risks Hong Kong Ltd.                      Hong Kong
Aon Conseil et Courtage                                  France
Aon Conseil, Assurances de Personnes SA                  France
Aon Consulting & Insurance Services                      California
Aon Consulting (Malaysia) Sdn Bhd.                       Malaysia
Aon Consulting Agency, Inc.                              Texas
Aon Consulting Belgium SA                                Belgium
Aon Consulting Chile Limitada                            Chile
Aon Consulting Compensation & Benefits Limited           United Kingdom
Aon Consulting Consultores de Seguros Ltda.              Brazil
Aon Consulting Denmark A/S                               Denmark
Aon Consulting Financial Services Limited                United Kingdom
Aon Consulting Financial Services Limited                United Kingdom
Aon Consulting GmbH                                      Germany
Aon Consulting Group Limited                             United Kingdom
Aon Consulting Hong Kong Ltd.                            Hong Kong
Aon Consulting Inc.                                      Canada
Aon Consulting Limited                                   United Kingdom
Aon Consulting Nederland cv                              Netherlands
Aon Consulting New Zealand Ltd.                          New Zealand
Aon Consulting Pty Limited                               Australia
Aon Consulting S.A.                                      Colombia
Aon Consulting South Africa (Pty) Ltd.                   South Africa
Aon Consulting Thailand Ltd.                             Thailand
Aon Consulting Worldwide, Inc.                           Maryland
Aon Consulting, Inc.                                     New York
Aon Consulting, Inc.                                     New Jersey
Aon Consulting, Inc.                                     Ohio
Aon Consulting, Inc.                                     Texas
Aon Consulting, Inc.                                     Florida
Aon Consulting, Inc. of Arizona                          Arizona


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Aon Consulting, Inc. of New Jersey                       Delaware
Aon Consulting, Limited                                  Quebec
Aon Consulting, S.A. de C.V.                             Mexico
Aon Corporation Australia Ltd.                           Australia
Aon Credit Services Corporation                          Delaware
Aon CSC Corredores de Reaseguros Limitada                Chile
Aon Denmark A/S                                          Denmark
Aon Direct Group Inc.                                    Canada
Aon Direct Group Small Company Life and Health Agents    Illinois
Aon Direct Research & Analytics Group Inc.               Canada
Aon Eesti AS                                             Estonia
Aon Employee Risk Solutions Limited                      United Kingdom
Aon Enterprise Insurance Services, Inc.                  Illinois
Aon Enterprise Insurance Services, Inc.                  Texas
Aon Entertainment Risk Services Limited                  United Kingdom
Aon Finance Limited                                      United Kingdom
Aon Financial Advisor Services Pty. Limited              Australia
Aon Financial Planning & Protection Pty. Ltd.            Australia
Aon Financial Planning Ltd.                              Australia
Aon Financial Products, Inc.                             Delaware
Aon Financial Services Australia Holdings Limited        Australia
Aon Financial Services Australia Limited                 Australia
Aon Financial Services Group of Colorado, Inc.           Colorado
Aon Financial Services Group of New York, Inc.           New York
Aon Financial Services Group, Inc.                       California
Aon Financial Services Group, Inc.                       Illinois
Aon Financial Services Group, Inc.                       Pennsylvania
Aon Financial Services Group, Inc.                       Texas
Aon Financial Services Limited                           United Kingdom
Aon Financial, Inc.                                      Delaware
Aon Finland OY                                           Finland
Aon Forfaiting Limited                                   United Kingdom
Aon France S.A.                                          France
Aon Funds                                                Delaware
Aon General Agency, Inc.                                 Texas
Aon General Consulting Ltda.                             Brazil
Aon GGI Acquisition Corporation, Inc.                    Texas
Aon Gil y Carvajal Correduria de Seguros, SA             Spain
Aon Gil y Carvajal Flotas, SA                            Spain
Aon Gil y Carvajal Portugal - Corretores
  de Seguros SA                                          Portugal
Aon Global Risk Consultants Limited                      United Kingdom
Aon Grieg AS                                             Norway
Aon Grieg P&I AS                                         Norway
Aon Groep Nederland bv                                   Netherlands
Aon Group Australia Limited (Australia)                  Australia
Aon Group Corretagem, Administracao
  e Consultoria de Seguros Ltda                          UK
Aon Group Ecuador S.A. Intermediaria de Reaseguros       Ecuador
Aon Group Limited de Argentina S.A.                      Argentina
Aon Group Limited de Mexico,
  Intermediario de Reaseguro, S.A. de C.V                Mexico
Aon Group Ltd. Peru S.A.                                 Peru
Aon Group New Zealand Ltd.                               New Zealand
Aon Group Nominee Pty. Ltd.                              Australia
Aon Group Venezuela, Corretaje de Reaseguro, C.A.        Venezuela
Aon Group, Inc.                                          Maryland
Aon Hamond & Regine, Inc.                                New York
Aon Hazard Limited                                       United Kingdom
Aon Health Services Inc.                                 Texas
Aon Healthcare Alliance Limited                          United Kingdom
Aon Healthcare Insurance Services of Arizona, Inc.       Arizona
Aon Healthcare Insurance Services, Inc.                  California


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Aon Hellas A.E.                                          Greece
Aon Holdings Antillen nv                                 Netherland Antilles
Aon Holdings Australia Ltd.                              Australia
Aon Holdings Belgium SA                                  Belgium
Aon Holdings bv                                          Netherlands
Aon Holdings Denmark A/S                                 Denmark
Aon Holdings Hong Kong Limited                           Hong Kong
Aon Holdings International BV                            Netherlands
Aon Holdings New Zealand Ltd.                            New Zealand
Aon Home Warranty Services, Inc.                         Delaware
Aon Hudig Groningen bv                                   Netherlands
Aon Hudig Hengelo bv                                     Netherlands
Aon Hudig Nijmegen bv                                    Netherlands
Aon Hudig Noordwijk bv                                   Netherlands
Aon Hudig Tilburg bv                                     Netherlands
Aon Hudig Venlo bv                                       Netherlands
Aon Hudig-Schreinemacher vof                             Netherlands
Aon India Limited                                        United Kingdom
Aon Innovative Solutions, Inc.                           Missouri
Aon Insurance Agencies Pte Ltd                           Singapore
Aon Insurance Management Agencies (Hong Kong) Ltd.       Hong Kong
Aon Insurance Management Services -
  Virgin Islands, Inc.                                   U.S. Virgin Islands
Aon Insurance Management Services, Inc.                  Delaware
Aon Insurance Managers (Antilles) nv                     Netherland Antilles
Aon Insurance Managers (Bermuda) Ltd.                    Bermuda
Aon Insurance Managers (Singapore) Pte. Ltd.             Singapore
Aon Insurance Managers (USA) Inc.                        Vermont
Aon Insurance Micronesia (Guam) Inc.                     Guam
Aon Insurance Services                                   California
Aon Insurance Services, Inc.                             Pennsylvania
Aon Intermediaries (Bermuda) Ltd.                        Bermuda
Aon Intermediaries Limited                               United Kingdom
Aon International bv                                     Netherlands
Aon Investment Consulting Inc.                           Florida
Aon Investment Holdings, Inc.                            Delaware
Aon Investor Strategies, Inc.                            Delaware
Aon Italia SpA                                           Italy
Aon Jauch & Hubener Consulting GmbH                      Germany
Aon Jauch & Hubener GmbH                                 Germany
Aon Jauch & Hubener Holdings Gmbh                        Germany
Aon Jauch & Hubener Privates
  Vorsorgemanagement GmbH                                Germany
Aon Jauch & Hubener
  Versicherungsconsulting Ges. mbH                       Austria
Aon Jauch & Hubener Verwaltungs- GmbH                    Germany
Aon Life Agency of Texas, Inc.                           Texas
Aon Limited                                              United Kingdom
Aon Lumley Consulting (Pty) Ltd.                         South Africa
Aon Lumley South Africa (Pty) Ltd.                       South Africa
Aon Magyarorszag Alkusz Kft.                             Hungary
Aon makelaars in assurantien bv                          Netherlands
Aon Malawi Ltd.                                          Malawi
Aon Malta Ltd.                                           Malta
Aon Managed Care Risk & Insurance Services, Inc.         California
Aon Manzitti S.p.A.                                      Italy
Aon Middle East                                          United Arab Emirates
Aon Minet Insurance Brokers Ltd.                         Kenya
Aon Minet Ltd.                                           New Zealand
Aon Mozambique Ltd.                                      Mozambique
Aon Natural Resources Asia Ltd.                          Labuan
Aon Natural Resources South Africa (Pty) LTd.            South Africa
Aon Nederland cv                                         Netherlands


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Aon Netherlands b.v.                                     Netherlands
Aon New Jersey Holding Corporation                       New Jersey
Aon Nikols Adriatica Srl                                 Italy
Aon Nikols bv                                            Netherlands
Aon Nikols Chile bv                                      Netherlands
Aon Nikols Colombia Holdings SA                          Colombia
Aon Nikols International Sarl.                           Brit. Virgin Islands
Aon Nikols International Sarl.                           Luxembourg
Aon Nikols Latin America bv                              Netherlands
Aon Nikols N.E. SpA                                      Italy
Aon Nikols NBB Srl                                       Italy
Aon Nikols Srl                                           Italy
Aon Nikols Torino Srl.                                   Italy
Aon Nominees Limited                                     United Kingdom
Aon Ossa Limitada, Corredores de Reaseguros              Colombia
Aon Overseas Holdings Limited                            United Kingdom
Aon OWA Insurance Services GmbH & Co.                    Germany
Aon OWA Verwaltungs GmbH                                 Germany
Aon Partnership Limited                                  United Kingdom
Aon Pension Trustees Limited                             United Kingdom
Aon PHI Acquisition Corporation of California            California
Aon Pilar Corretora E Servicos de Seguros S/C Ltda.      Brazil
Aon Polska sp.z.o.o.                                     Poland
Aon Previsonals y Personas Ltda,
  Corredores de Reaseguros y Consultor                   Colombia
Aon Private Client Insurance Agency, Inc.                Illinois
Aon Private Risk Management Insurance Agency, Inc.       Illinois
Aon Properties Limited                                   United Kingdom
Aon Pyramid International Limited                        United Kingdom
Aon Re (Bermuda) Ltd.                                    Bermuda
Aon Re (Thailand) Ltd.                                   Thailand
Aon Re Africa (Pty) Ltd.                                 South Africa
Aon Re Belgium nv                                        Belgium
Aon Re Canada Inc.                                       Canada
Aon Re China Ltd.                                        Hong Kong
Aon Re Iberia SA                                         Spain
Aon Re Inc.                                              Illinois
Aon Re Latinoamericana, S.A.                             Mexico
Aon Re Netherlands cv                                    Netherlands
Aon Re Non-Marine Limited                                United Kingdom
Aon Re Panama, S.A.                                      Panama
Aon Re Special Risks Limited                             United Kingdom
Aon Re UK Limited                                        United Kingdom
Aon Re Worldwide, Inc.                                   Delaware
Aon Real Estate Services, Inc.                           New York
Aon Realty Services, Inc.                                Pennsylvania
Aon Reed Stenhouse Inc.                                  Canada
Aon Reinsurance Australia Limited (Australia)            Australia
Aon Reinsurance Brokers Asia Pte Ltd.                    Singapore
Aon Risconcept Inc.                                      Canada
Aon Risk Consultants (Bermuda ) Ltd.                     Bermuda
Aon Risk Consultants (Europe) Limited                    United Kingdom
Aon Risk Consultants bv                                  Netherlands
Aon Risk Consultants, Inc.                               Illinois
Aon Risk Management A/S                                  Denmark
Aon Risk Management Services Italia srl.                 Italy
Aon Risk Managers, Inc.                                  Illinois
Aon Risk Resources Insurance Agency, Inc.                Illinois
Aon Risk Resources Limited                               United Kingdom
Aon Risk Resources, Inc.                                 Delaware
Aon Risk Services (Barbados) Ltd.                        Barbados


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Aon Risk Services (Cayman) Ltd.                          Cayman Islands
Aon Risk Services (Chile) S.A.                           Chile
Aon Risk Services (Europe) S.A.                          Luxembourg
Aon Risk Services (Fiji) Ltd.                            Fiji
Aon Risk Services (Holdings) of Latin America, Inc.      Delaware
Aon Risk Services (Holdings) of the Americas, Inc.       Illinois
Aon Risk Services (Ireland) Limited                      Ireland
Aon Risk Services (Solomon Islands) Ltd.                 Australia
Aon Risk Services (Thailand) Ltd.                        Thailand
Aon Risk Services (Vanuatu) Ltd.                         Vanuatu
Aon Risk Services (Western Samoa) Ltd.                   American Samoa
Aon Risk Services Agente de
  Seguros y de Fianzas, S.A. de                          Mexico
Aon Risk Services Argentina SA                           Argentina
Aon Risk Services Australia Ltd.                         Australia
Aon Risk Services Canada Inc.                            Canada
Aon Risk Services Companies, Inc.                        Maryland
Aon Risk Services Do Brazil Corretores de Seguros Ltda.  Brazil
Aon Risk Services Holdings (Chile) Ltda.                 Chile
Aon Risk Services Holdings UK Limited                    United Kingdom
Aon Risk Services Hong Kong Ltd.                         Hong Kong
Aon Risk Services International (Holdings) Inc.          Delaware
Aon Risk Services International Limited                  United Kingdom
Aon Risk Services Japan Ltd.                             Japan
Aon Risk Services Limited                                United Kingdom
Aon Risk Services New Zealand Ltd.                       United Kingdom
Aon Risk Services New Zealand Pty. Ltd.                  New Zealand
Aon Risk Services of Missouri, Inc.                      Missouri
Aon Risk Services of Texas, Inc.                         Texas
Aon Risk Services PNG Pty. Ltd.                          Papau New Guinea
Aon Risk Services Singapore
  (Insurance Brokers) Pte. Ltd.                          Singapore
Aon Risk Services Solomon Islands Ltd.                   Solomon Islands
Aon Risk Services Taiwan Ltd.                            Taiwan
Aon Risk Services UK Limited                             United Kingdom
Aon Risk Services, Inc. of Arizona                       Arizona
Aon Risk Services, Inc. of Arkansas                      Arkansas
Aon Risk Services, Inc. of Central
  California Insurance Services                          California
Aon Risk Services, Inc. of Colorado                      Colorado
Aon Risk Services, Inc. of Connecticut                   Connecticut
Aon Risk Services, Inc. of Florida                       Florida
Aon Risk Services, Inc. of Georgia                       Georgia
Aon Risk Services, Inc. of Hawaii                        Hawaii
Aon Risk Services, Inc. of Idaho                         Idaho
Aon Risk Services, Inc. of Illinois                      Illinois
Aon Risk Services, Inc. of Indiana                       Indiana
Aon Risk Services, Inc. of Kansas                        Kansas
Aon Risk Services, Inc. of Kentucky                      Kentucky
Aon Risk Services, Inc. of Louisiana                     Louisiana
Aon Risk Services, Inc. of Maryland                      Maryland
Aon Risk Services, Inc. of Massachusetts                 Massachusetts
Aon Risk Services, Inc. of Michigan                      Michigan
Aon Risk Services, Inc. of Minnesota                     Minnesota
Aon Risk Services, Inc. of Montana                       Montana
Aon Risk Services, Inc. of Nebraska                      Nebraska
Aon Risk Services, Inc. of Nevada                        Nevada
Aon Risk Services, Inc. of New Jersey                    New Jersey
Aon Risk Services, Inc. of New Mexico                    New Mexico
Aon Risk Services, Inc. of New York                      New York
Aon Risk Services, Inc. of Northern
  California Insurance Services                          California
Aon Risk Services, Inc. of Ohio                          Ohio
Aon Risk Services, Inc. of Oklahoma                      Oklahoma


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Aon Risk Services, Inc. of Oregon                        Oregon
Aon Risk Services, Inc. of Pennsylvania                  Pennsylvania
Aon Risk Services, Inc. of Rhode Island                  Rhode Island
Aon Risk Services, Inc. of Southern
  California Insurance Services                          California
Aon Risk Services, Inc. of Tennessee                     Tennessee
Aon Risk Services, Inc. of the Carolinas                 North Carolina
Aon Risk Services, Inc. of Utah                          Utah
Aon Risk Services, Inc. of Virginia                      Virginia
Aon Risk Services, Inc. of Washington                    Washington
Aon Risk Services, Inc. of Washington, D.C.              District of Columbia
Aon Risk Services, Inc. of Wisconsin                     Wisconsin
Aon Risk Services, Inc. of Wyoming                       Wyoming
Aon Risk Services, Inc. U.S.A.                           New York
Aon Risk Technologies, Inc.                              Delaware
Aon S.G.C.A. SA                                          France
Aon Securities Corporation                               New York
Aon Select Limited                                       United Kingdom
Aon Select, Inc.                                         Pennsylvania
Aon Service Corporation                                  Illinois
Aon Services Group Limited                               United Kingdom
Aon Services Group of Tennessee, Inc.                    Tennessee
Aon Services Group, Inc.                                 Delaware
Aon Sigorta Brokerlik ve Musavirlik AS                   Turkey
Aon Slovensko spol.s r.o.                                Slovak Republic
Aon South Africa (Pty) Ltd.                              South Africa
Aon Southern Europe b.v.                                 Netherlands
Aon Space SA                                             France
Aon Space, Inc.                                          District of Columbia
Aon Special Risk Resources Limited                       United Kingdom
Aon Special Risk Resources, Inc.                         Delaware
Aon Special Risks, Inc.                                  Illinois
Aon Specialty Re, Inc.                                   Illinois
Aon Stockholm AB                                         Sweden
Aon Superannuation Pty Limited                           Australia
Aon Suretravel Limited                                   United Kingdom
Aon Surety & Guarantee Limited                           United Kingdom
Aon Sweden AB                                            Sweden
Aon Tanzania Ltd.                                        Tanzania
Aon Technical Insurance Services, Inc.                   Illinois
Aon Trade Credit Insurance Brokers S.r.l.                Italy
Aon Trade Credit Insurance Services, Inc.                California
Aon Trade Credit Limited                                 United Kingdom
Aon Trade Credit, Inc.                                   New York
Aon Trade Credit, Inc.                                   Illinois
Aon Trust Corporation Limited                            United Kingdom
Aon UK Holdings Limited                                  United Kingdom
Aon UK Limited                                           United Kingdom
Aon UK Trustees Limited                                  United Kingdom
Aon Underwriting Agencies (Hong Kong) Ltd.               Hong Kong
Aon Vietnam                                              Vietnam
Aon WACUS Kreditversicherungsmakler GmbH & Co. KG        Germany
Aon WACUS Verwaltungs GmbH                               Germany
Aon Warranty Group Limited (UK)                          United Kingdom
Aon Warranty Group, Inc.                                 Illinois
Aon Warranty Korea, Inc.                                 Korea
Aon Warranty Services do Brasil Ltda.                    Brazil
Aon Warranty Services, Inc.                              Illinois
Aon-Baoviet Inchcape Insurance Services Limited          Vietnam
Aon-Lihou-Uzbekinsurance Limited                         Republic of Uzbekistan
Aon/Albert G. Ruben Company (New York) Inc.              New York


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Aon/Albert G. Ruben Insurance Services, Inc.             California
Aon/Brockinton Agency of Texas, Inc.                     Texas
Aon/Saiz Limitada Barranquilla Corredores de Seguros     Colombia
Aongyc - Resseguros e Consultores de Seguros, Lda        Portugal
AonLine Services, Inc.                                   Illinois
AOPA Insurance Agency, Inc.                              Maryland
AOPA Insurance Agency, Inc.                              Texas
APAC (Alliance Pour l'Assurance Credit) Sarl             France
Aporia Leasing Limited                                   United Kingdom
APS International Limited                                United Kingdom
APS Life & Pensions Limited                              United Kingdom
Argenbroker Buenos Aires                                 Argentina
ARM COVERAGE INC.                                        New York
ARS (PNG) Ltd.                                           Australia
ARS Holdings, Inc.                                       Louisiana
Artemis Securities Ltd.                                  Guernsey
Artscope Insurance Services Limited                      United Kingdom
Artscope International Insurance Services Limited        United Kingdom
ASA Administration Inc.                                  Delaware
ASA Communications, Inc.                                 Delaware
ASA Fiduciary Counselors Inc.                            Delaware
ASA Financial Services, Inc.                             Delaware
ASA Global Services Inc.                                 Ontario
Ascom Nijmegen B.V.                                      Netherlands
ASCOMIN S.A.                                             Belgium
Asesores Kennedy Agente de Seguros y de
  Fianzas, S.A. de                                       Mexico
Asesores y Corredores De Seguros, S.A.                   Republica Dominica
Asharo bv                                                Netherlands
Asian American Finance Limited                           Bermuda
Asian Reinsurance Underwriters Limited                   Hong Kong
Assekurazkontor fur Industrie und Verkehr GmbH           Germany
Asset Security Managers Limited                          United Kingdom
Assidoge Srl                                             Italy
Associated Brokers International                         Zimbabwe
Associated Fund Adminstrators Botswana (Pty) Limited     Botswana
Associated Ins. Broker of Botswana                       Botswana
Associates Dealer Group of Bellevue, Washington, Inc.       Washington
Association of Real Estate and Real
  Estate Related Professionals                           Missouri
Association of Rural and Small Town Americans            Missouri
Assurance et Courtages Reunis pour la
  Gestion - ACR Gestion SAS                              France
Assurantie Groep Langeveldt c.v.                         Netherlands
Atlanta International Insurance Company                  New York
Attorneys' Advantage Insurance Agency, Inc.              Illinois
Auto Conduit Corporation, The                            Delaware
Auto Insurance Specialists - Bay Area, Inc.              California
Auto Insurance Specialists - Inland Empire, Inc.         California
Auto Insurance Specialists - Long Beach, Inc.            California
Auto Insurance Specialists - Los Angeles, Inc.           California
Auto Insurance Specialists - Newport, Inc.               California
Auto Insurance Specialists - San Gabriel Valley, Inc.    California
Auto Insurance Specialists - Santa Monica, Inc.          California
Auto Insurance Specialists - Valley, Inc.                California
Auto Insurance Specialists, Incorporated                 California
Automotive Warranty Services of Florida, Inc.            Florida
Automotive Warranty Services, Inc.                       Delaware
AV Agrar Versicherungsdienst GmbH                        Germany
Ayala Aon Insurance Brokers, Inc.                        Philippines
Ayala-Bain Insurance Company                             Philippines
B E P International (Canada) Holding Inc.                Canada
B E P International Corp.                                New Jersey

B E P International Holding Inc.                         Canada
B E P International US Inc.                              Delaware
B.L. Carnie Hogg Robinson Ltd.                           United Kingdom
B.N.H. Group Ltd.                                        United Kingdom
B.V. Assurantiekantoor Langeveldt-Schroder               Netherlands
Bailiwick Consultancy & Management Co. Ltd.              Guernsey
Bain Clarkson (UK) Limited                               United Kingdom
Bain Clarkson Consulting AB                              Sweden
Bain Clarkson Forsakringskonsult AB, Stockholm           Sweden
Bain Clarkson Limited                                    United Kingdom
Bain Clarkson Members Underwriting Agency Ltd.           United Kingdom
Bain Clarkson R.B. Ltd.                                  United Kingdom
Bain Clarkson Underwriting Management Ltd.               United Kingdom
Bain Dawes (London) Ltd.                                 United Kingdom
Bain Dawes Services Ltd.                                 United Kingdom
Bain Hogg Australia (Holdings) Ltd.                      Australia
Bain Hogg Australia Investments (Australia) Pty Ltd.     Australia
Bain Hogg Australia Ltd.                                 Australia
Bain Hogg Brokers Espana SA                              Spain
Bain Hogg Chile S.A. Corredoros de Reasguro              Chile
Bain Hogg Colombiana Ltd.                                Colombia
Bain Hogg Group Limited                                  United Kingdom
Bain Hogg Hellas Ltd.                                    United Kingdom
Bain Hogg Holdings Limited                               United Kingdom
Bain Hogg Insurance Brokers Kenya Ltd.                   Kenya
Bain Hogg Insurance Management (Guernsey) Ltd.           Guernsey
Bain Hogg Intermediaro de Reaseguro SA de CV             Mexico
Bain Hogg International Holdings Ltd.                    United Kingdom
Bain Hogg International Ltd.                             United Kingdom
Bain Hogg Ltd.                                           United Kingdom
Bain Hogg Management Ltd.                                United Kingdom
Bain Hogg Pensions Pty Ltd.                              Australia
Bain Hogg Robinson Pty Ltd.                              Australia
Bain Hogg Russian Insurance Brokers Ltd.                 Russia
Bain Hogg Trustees Ltd.                                  United Kingdom
Bain Hogg Uganda Ltd.                                    Uganda
Bain Hogg Venezolana SA                                  Venezuela
Banca Seguros Colon, S.A.                                Colombia
Bankassure Insurance Services Limited                    United Kingdom
Barros & Carrion, Inc.                                   Puerto Rico
BEC Insurance Services Limited                           United Kingdom
Bekouw Mendes C.V.                                       Netherlands
Bekouw Mendes Reinsurance B.V.                           Netherlands
Bekouw Mendes Risk Management B.V.                       Netherlands
Bell Nicholson Henderson (Holdings) Ltd.                 United Kingdom
Bell Nicholson Henderson Ltd.                            United Kingdom
Benoit & Borg (Europe) Limited                           Ireland
Berkely Agency Ltd.                                      New York
Berkely Coverage Corporation                             New York
Berkely-ARM, Inc.                                        New York
BerkelyCare, LTD.                                        New York
BH No. 1 Ltd.                                            United Kingdom
BHN Unit Trust                                           Australia
Bing S.A.                                                Argentina
Black Portch & Swain (Financial Services) Ltd.           United Kingdom
Bloemers & Co. Herverzekering bv                         Netherlands
Blom & Van der Aa BV                                     Netherlands
Blom & Van der Aa Holding BV                             Netherlands
Boels & Begault Luxembourg S.a.r.l.                      Luxembourg
Boels & Begault Vlaanderen S.A.                          Belgium

Bonnor & Company A/S                                     Denmark
Bowes & Company, Inc., of New York                       New York
Bowring and Minet (Swaziland) (Pty) Ltd.                 Swaziland
Brennan Group, Inc., The                                 Delaware
BRIC, Inc.                                               North Carolina
Brichetto Corretora de Seguros S/C Ltda                  Brazil
Brichetto Tecnica SA                                     Argentina
British Continental and Overseas Agencies (BCOA) SA      France
Broadgate Holdings Ltd.                                  United Kingdom
Brons Orobio Groep B.V.                                  Netherlands
Brons Van Lennep B.V.                                    Netherlands
Brons Van Lennep Den Haag B.V.                           Netherlands
Bruno Sforni S.p.A.                                      Italy
Bruns Ten Brink & Co. b.v.                               Netherlands
Bruns Ten Brink Herverzekeringen b.v.                    Netherlands
Bryson Associates Incorporated                           Pennsylvania
Budapest Pension Fund Company                            Hungary
Burlington Insurance Services Ltd.                       United Kingdom
Burnie Enterprises Pty. Ltd.                             Papau New Guinea
Business Health Services, Inc.                           California
bv Algemeen Asurantiekantoor Schreinemacher              Netherlands
C A Robinson & Partners Ltd.                             United Kingdom
C.I.C. Realty, Inc.                                      Illinois
Cabinet Joos SARL                                        France
Caleb Brett Iberica, S.A.                                Spain
Cambiaso Risso & Co. (Assicuriazioni Napoli)             Italy
Cambiaso Risso & Co. (Assicuriazioni) Srl                Italy
Cambiaso Risso & Co. SA                                  Italy
Cambridge Galaher Settlements and
  Insurance Services, Inc.                               California
Cambridge Horizon Consultants, Inc.                      New York
Cambridge Integrated Services Group, Inc.                Pennsylvania
Cambridge Professional Liability Services, Inc.          Illinois
Cambridge Professional Liability Services, Inc.          Pennsylvania
Cambridge Professional Liability Services, Inc.          Florida
Cambridge Settlement Services, Inc.                      Minnesota
Camperdown 100 Limited                                   United Kingdom
Camperdown 101 Limited                                   United Kingdom
Camperdown 102 Limited                                   United Kingdom
Cananwill Canada Limited                                 Ontario
Cananwill Corporation                                    Delaware
Cananwill Receivables Purchase Facility, L.L.C.          Delaware
Cananwill UK Limited                                     United Kingdom
Cananwill UK Limited                                     United Kingdom
Cananwill, Inc.                                          California
Cananwill, Inc.                                          Pennsylvania
CAP Managers Ltd.                                        Bermuda
Captive Assurance Partners                               California
Carbon Risk Management Limited                           United Kingdom
Carstens & Schues GmbH & Co.                             Germany
Carstens & Schues Poland Ltd.                            Poland
Carstens & Schues Verwaltungs GmbH                       Germany
Catz & Lips B.V.                                         Netherlands
CCM McGrath Berrigan Ltd.                                Ireland
CD Benefit, Inc.                                         Texas
Celinvest Amsterdam bv                                   Netherlands
Central Technica SA                                      Spain
Centris Services Limited                                 United Kingdom
Centurion, Agente de Seguros, S.A. de C.V.               Mexico
CI-Erre Srl                                              Italy
CIA Italia S.R.L.                                        Italy

CIA Link Ltd.                                            United Kingdom
CICA Superannuation Nominees Pty. Ltd.                   Australia
Citadel Insurance Company                                Texas
CJP, Inc.                                                Delaware
Clarkson Argentine SA                                    Argentina
Clarkson Bain Japan Ltd.                                 United Kingdom
Clarkson Puckle Group, Ltd.                              Unknown
Clarkson Puckle Holdings Ltd.                            United Kingdom
Clarkson Puckle Ibex Ltd.                                United Kingdom
Clarkson Puckle Ltd.                                     United Kingdom
Clarkson Puckle Overseas Holdings Ltd.                   United Kingdom
Clay & Partners (1987) Limited                           United Kingdom
Clay & Partners Independent Trust Corporation Ltd.       United Kingdom
Clay & Partners Limited                                  United Kingdom
Clay & Partners Pension Trustees Limited                 United Kingdom
CNL Nikols SA                                            Spain
Cole Booth Potter of New Jersey, Inc.                    New Jersey
Cole, Booth, Potter, Inc.                                Pennsylvania
Columbia Automotive Services, Inc.                       Illinois
Combined Insurance Company de Argentina
  S.A. Compania de Seguros                               Argentina
Combined Insurance Company of America                    Illinois
Combined Insurance Company of Europe Limited             Ireland
Combined Insurance Company of New Zealand Limited        New Zealand
Combined Life Assurance Company Limited                  United Kingdom
Combined Life Assurance Company of Europe Limited        Ireland
Combined Life Insurance Company of Australia Limited     Australia
Combined Life Insurance Company of New York              New York
Combined Seguros Brasil S.A.                             Brazil
Combined Seguros Mexico, S.A. de C.V.                    Mexico
Commercial and Political Risk Consultants Ltd.           United Kingdom
Commercial Credit Corporation Limited                    United Kingdom
Compagnie Franco-Belge d'Investissement et de Placement  Belgium
Compagnie Metropolotaine de Conseil - CMC SA             France
CompLogic, Inc.                                          Rhode Island
Compta Assur (SA)                                        France
Consultoria Vida y Pensiones S.A.                        Spain
Consumer Program Administrators, Inc.                    Illinois
Continential SA                                          Spain
Contract & Investment Recoveries Ltd.                    United Kingdom
Control de Riesgos, S.A.                                 Spain
Control y Global Services, S.A.                          Spain
Corporation Long Island CA                               Venezuela
Correduria de Seguros Gruppo Herrero, S.A.               Spain
CoSec 2000 Limited                                       United Kingdom
Coughlan General Insurances Limited                      Ireland
Couparey Nominees Limited                                United Kingdom
Credit Indemnity & Financial Services Limited            United Kingdom
Credit Insurance Association (Singapore) Pte Limited     Singapore
CRiON nv                                                 Belgium
Crotty MacRedmond Insurance Limited                      Ireland
CRP (Isreal) Limited                                     United Kingdom
Custom Risk Solutions, LLC                               New Jersey
Customer Loyalty Institute, Inc.                         Michigan
cv 't Huys ter Merwe                                     Netherlands
CYARSA, Correduria de Reaseguros, S.A.                   Spain
CYARSA, Portugal, Correduria de Reaseguros, Ltda.        Portugal
D. Hudig & Co. b.v.                                      Netherlands
DA&A Insurance Agency, Inc.                              Texas
Dale Intermediaries Ltd. / Les Intermediaires Dale Ltee  Canada
Dale-Parizeau International Inc.                         Canada

Dale-Parizeau Management Ltd.                            Bermuda
Dealer Auto Receivables Corp.                            Delaware
Dealer Development Services, Ltd.                        United Kingdom
Deanborne Limited                                        United Kingdom
Denison Pension Trustees Limited                         United Kingdom
Denison Pension Trustees Ltd.                            United Kingdom
Dobson Park L. G. Limited                                Guernsey
Document Risk Management Limited                         United Kingdom
Dominion Mutual Insurance Brokers Ltd.                   Canada
Dormante Holdings Limited                                United Kingdom
Downes & Burke (Special Risks) Ltd.                      United Kingdom
Dreadnaught Insurance Company Limited                    Bermuda
Duggan Insurances Limited                                Ireland
DUO A/S                                                  Norway
DuPage Care Administrators, Inc.                         Illinois
E. Lillie & Co. Limited                                  United Kingdom
ECCO Insurance Services, Inc.                            Texas
Edward Lumley & Sons (Underwriting Agencies) Ltd.        United Kingdom
Elektrorisk Beheer bv                                    Netherlands
Elm Lane Limited                                         United Kingdom
Employee Benefit Communications, Inc.                    Florida
Energy Insurance Brokers & Risk
  Management Consultants Ltd.                            United Kingdom
Entertainment Managers Insurance
  Agency of New York, Inc.                               New York
Entertainment Managers Insurance Services Ltd            United Kingdom
Entertainment Managers Insurance Services, Inc.          Ontario
ERAS (International) Ltd.                                United Kingdom
Ernest A. Notcutt & Co. Ltd.                             United Kingdom
Essar Insurance Consultants Ltd.                         Taiwan
Essar Insurance Services Ltd.                            Hong Kong
European Services Ltd.                                   Malta
Ewbar Limited                                            United Kingdom
ExcelNet (Guernsey) Ltd.                                 Guernsey
ExcelNet Ltd.                                            United Kingdom
Excess Corredores de Reaseguros SA                       Chile
Excess Underwriters Agency, Inc.                         New York
EXKO Excess Ruckversicherungs-AG                         Germany
EXKO Excess Versicherungsagentur GmbH                    Germany
Figurecheck Limited                                      United Kingdom
Finance Assurance Conseil - FAC SA                       France
Financial & Professional Risk Solutions, Inc.            Illinois
Finsbury Healthcare Limited                              United Kingdom
Firma A.J. Driessen C.V.                                 Netherlands
France Cote D'Afrique                                    France
France Fenwick Limited                                   United Kingdom
Frank B. Hall & Co. (N.S.W.) Pty. Ltd.                   Australia
Frank B. Hall Re (Latin America) Inc.                    Panama
FS Insurance Agency of California, Inc.                  California
FS Insurance Agency, Inc.                                Ohio
G&C Venezuela. S.A.                                      Venezuela
Galaher Settlements Company of New York, Inc.            New York
Garantie Europeene de Publication S.A.                   France
Gardner Mountain & Capel Cure Agencies Limited           United Kingdom
Gardner Mountain Financial Services Ltd.                 United Kingdom
Gardner Mountain Trustees Ltd.                           United Kingdom
Gateway Alternatives, L.L.C.                             Delaware
Gateway Insurance Company, Ltd.                          Bermuda
General Service Srl                                      Italy
Gestas (1995) Inc.                                       Canada
Giesy, Greer & Gunn, Inc.                                Oregon
Gil y Carvajal - Consultores, Lda.                       Portugal

Gil y Carvajal Chile Ltda., Corredores de Seguros        Chile
Gil y Carvajal Consultores, S.A.                         Spain
Gil y Carvajal Global Services S.A.                      Spain
Gil y Carvajal Iberoamerica, S.A.                        Spain
Gil y Carvajal Iberoamerica, SA                          Peru
Gil y Carvajal S.A. Corredores de Seguros                Colombia
Gil y Carvajal Seguros, SA                               Spain
Gil y Carvajal UK Ltd.                                   United Kingdom
Gil y Carvajal, S.A. Vida y Pensiones                    Spain
Gilman Swire Willis Ltd.                                 Hong Kong
Gilroy Broome & Scrini (Trustees) Ltd.                   United Kingdom
Global Entertainment & Media Insurance Agency, L.L.C.    Illinois
Godwins Investments Limited                              United Kingdom
Gras Savoye Rumania                                      Romania
Greville Baylis Parry & Associates Ltd.                  United Kingdom
Greyfriars Marketing Services Pty Ltd.                   Australia
Grieg (UK) Limited                                       United Kingdom
Group Le Blanc de Nicolay SA                             France
Groupement Europeen d'Assurances Generales               France
Growth Enterprises Ltd.                                  Bahamas
Guardrisk Insurance Company Limited                      South Africa
Guernsey Nominees (Pty) Limited                          Guernsey
Gwelforth Ltd.                                           United Kingdom
Halford, Shead & Co. Limited                             United Kingdom
Hamburger Gesellschaft zur
  Forderung des Versicherungswes                         Germany
Hans R Schmidt Gmbh                                      Germany
Hans Rudolf Schmidt EDV Systemhaus GmbH                  Germany
Hanse Assekuranz-Vermittlungs GmbH                       Germany
Hanseatische Assekuranz Kontor GmbH                      Germany
HARB Limited                                             United Kingdom
Harbour Pacific Holdings Pty., Ltd.                      Australia
Harbour Pacific Underwriting Management Pty Limited      Australia
Heerkens Thijsen Groep bv                                Netherlands
Heerkens Thijssen & Co. bv                               Netherlands
Heerkens Thijssen Caviet vof                             Netherlands
Hemisphere Marine & General Assurance Ltd.               Bermuda
HHL (Taiwan) Ltd.                                        Taiwan
HHL Reinsurance Brokers Pte. Ltd.                        Singapore
HHL Reinsurance Services Sdn. Bhd.                       Malaysia
HIB Limited                                              United Kingdom
Highplain Limited                                        United Kingdom
HL Puckle (Underwriting) Ltd.                            United Kingdom
Hobbs & Partners Ltd.                                    United Kingdom
Hogg Automotive Insurance Services Ltd.                  United Kingdom
Hogg Group Limited                                       United Kingdom
Hogg Group Netherlands BV                                Netherlands
Hogg Group Overseas Ltd.                                 United Kingdom
Hogg Insurance Brokers GmbH                              Germany
Hogg Insurance Group SA                                  Spain
Hogg Robinson & Gardner Mountain (Insurance) Ltd.        United Kingdom
Hogg Robinson (Nigeria) Unlimited                        Nigeria
Hogg Robinson (Pvt) Limited                              United Kingdom
Hogg Robinson Holdings (Pty) Ltd.                        South Africa
Hogg Robinson North America, Inc.                        Delaware
Hogg Robinson Services (Kenya) Ltd.                      Kenya
Horwitch Insurance Agency, Inc.                          Illinois
Howden Cover Hispanoamericana (Bermuda) Ltd.             Bermuda
Howden Dastur Reinsurance Brokers (Private) Ltd.         India
Howden Management & Data Services Ltd.                   United Kingdom
Howden Sterling Asia Limited                             Hong Kong

HRGM 1989 Ltd.                                           United Kingdom
HRGM Cargo Ltd.                                          United Kingdom
HRGM Management Services Ltd.                            United Kingdom
HRGM Marine Ltd.                                         United Kingdom
Hudig Langeveldt Pte Ltd.                                Singapore
Hudig-Langeveldt (Pensioenbureau) bv                     Netherlands
Hudig-Langeveldt (Reinsurance) bv                        Netherlands
Hudig-Langeveldt Janson Elffers B.V.                     Netherlands
Hudig-Langeveldt Makelaardij in Assurantien bv           Netherlands
Human Relations Strategies Limited                       United Kingdom
Huntington T. Block Insurance Agency, Inc.               District of Columbia
Huntington T. Block Insurance Agency, Inc.               Ohio
Hydrocarbon Risk Consultants Limited                     United Kingdom
Ian H. Graham, Inc.                                      California
Ibex Managers Ltd.                                       Kenya
ICR-Riass Srl                                            Italy
Impact Forcasting Limited                                United Kingdom
Impact Forecasting, L.L.C.                               Illinois
Imperial Investment Company                              Cayman Islands
Inchcape Continental Insurance
  Holdings (Eastern Europe) Ltd.                         Cyprus
Inchcape Insurance Agencies (HK) LTd.                    Hong Kong
Inchcape Insurance Brokers (HK) Ltd.                     Hong Kong
Inchcape Insurance Brokers (M) Sdn Bhd                   Malaysia
Inchcape Insurance Holdings (HK) Ltd.                    Hong Kong
Indemnity Insurance Services (Pty) Limited               South Africa
Industrie Assekuranz Gmbh                                Germany
Inmobiliaria Ramos Rosada, S.A. de C.V.                  Mexico
Innovative Services International Limited                United Kingdom
Innovative Services International, L.L.C.                Delaware
Insurance Administrators, Inc.                           Texas
Insurance Brokers Service, Inc.                          Illinois
Insurance Broking Services (Pty) Limited                 Guernsey
Insurance Holdings Africa Ltd.                           Kenya
Insurance Management Services International Limited      United Kingdom
Insurance Planning, Inc.                                 Nevada
Integrated Risk Resources Limited                        United Kingdom
Integrated Risk Resources Limited                        United Kingdom
Interbroke Ltd.                                          Switzerland
Interglobe Management AG                                 Switzerland
Interims Limited                                         United Kingdom
International Art & Antique Loss Register Limited        United Kingdom
International Film Finance Limited Partnership           UK
International Industrial Insurances Limited              Ireland
International Insurance Brokers Ltd.                     Jamaica
International Medical Rescue Limited                     United Kingdom
International Shipowners Mutual
  Insurance Association Limited                          Bermuda
International Space Brokers Inc.                         Virginia
Investment Facility Company Four One Two (Pty) Ltd.      South Africa
Investment Insurance International (Managers) Ltd.       United Kingdom
IOC Reinsurance Brokers Ltd.                             Canada
IRBJ Disposition Company                                 United Kingdom
IRISC Claims Management Limited                          United Kingdom
IRISC Specialty, Inc.                                    Delaware
IRM France S.A.                                          France
ISG Administration Services Inc.                         Ontario
ISPP Purchasing Group                                    Missouri
ITA Insurance, Inc.                                      Utah
J H Minet (Insurance) Limited                            Ireland
J H Minet (Inter-Gremium) AG                             Switzerland
J H Minet Agencies Ltd.                                  United Kingdom

J H Minet Puerto Rico Inc.                               Puerto Rico
J H Minet Reinsurance Services Limited                   United Kingdom
J&H Risk Management Consultants GmbH                     Germany
J&H Unison Holdings BV                                   Netherlands
J&H Vorsorgefonds                                        Switzerland
J.H. Blades & Co. (Agency), Inc.                         Texas
J.H. Blades & Co., Inc.                                  Texas
J.H. Blades Insurance Services                           California
J.S. Johnson & Co. Ltd.                                  Bahamas
Janson Green Limited                                     United Kingdom
Janson Services Limited                                  United Kingdom
Jaspers Industrie Assekuranz GmbH & Co. KG               Germany
Jauch & Hubener (KG)                                     Austria
Jauch & Hubener AG                                       Switzerland
Jauch & Hubener Beratungs AG                             Switzerland
Jauch & Hubener CSFR Spol s.r.o.                         Slovak Republic
Jauch & Hubener d.o.o.                                   Slovak Republic
Jauch & Hubener Ges. m.b.H.                              Austria
Jauch & Hubener GmbH                                     Austria
Jauch & Hubener Kft.                                     Hungary
Jauch & Hubener Management betriebliche Versorgungen     Germany
Jauch & Hubener Personalvorsorgestiftung                 Switzerland
Jauch & Hubener Reinsurance Intermediary
  Services of North America                              New Jersey
Jauch & Hubener Reinsurance Services Ltd.                United Kingdom
Jauch & Hubener Ruckversicherungs-Vermittlungsges mbH       Germany
Jauch & Hubener spol sro                                 Czech Republic
Jenner Fenton Slade (Special Risks) Limited              United Kingdom
Jenner Fenton Slade Group Limited                        United Kingdom
Jenner Fenton Slade Limited                              United Kingdom
Jenner Fenton Slade Political Risks Limited              United Kingdom
Jenner Fenton Slade Reinsurance Services Limited         United Kingdom
Jenner Fenton Slade Surety and Specie Limited            United Kingdom
Jewellery Replacement Services Limited                   United Kingdom
JFC Consulting, Inc.                                     Delaware
JFS (Sudamerica) SA                                      Uruguay
JFS Fenchurch Limited                                    United Kingdom
JFS Greig Fester Limited                                 United Kingdom
JG Associates Limited                                    United Kingdom
JG Holdings Limited                                      United Kingdom
JML-Minet A.G.                                           Switzerland
John C. Lloyd Reinsurance Brokers Ltd.                   Australia
John Scott Insurance Brokers Limited                     United Kingdom
Johnson Rooney Welch, Inc.                               California
Joost & Preuss GmbH                                      Germany
Joseph U. Moore, Inc.                                    Florida
K & K Insurance Brokers, Inc. Canada                     Ontario
K & K Insurance Group of Florida, Inc.                   Florida
K & K Insurance Group, Inc.                              Indiana
K & K Insurance Specialties, Inc.                        Indiana
K & K of California Insurance Services, Inc.             California
K & K of Nevada, Inc.                                    Nevada
Karl Alt & Co. GmbH                                      Germany
Keith Rayment & Associates Ltd.                          United Kingdom
Keyaction Limited                                        United Kingdom
Kininmonth Limited                                       Ireland
Kroller Holdings B.V.                                    Netherlands
KTW Enterprises, Inc.                                    New Jersey
L. & F. Longobardi SRL                                   Italy
La Societe de Courtage Meloche Alexander Inc.            Canada
Langeveldt de Vos b.v.                                   Netherlands

Langeveldt Groep B.V.                                    Netherlands
Laurila, Kauriala & Grig Ltd.                            Russia
LBN Asia International Reinsurance Brokers Pte Ltd.      Singapore
Le Blanc de Nicolay Asia                                 Hong Kong
Le Blanc de Nicolay Courtage SA                          France
Le Blanc de Nicolay Reassurances SA                      France
Le Blanc de Nicolay Ruckversicherungsmakler GmbH         Germany
Leslie & Godwin (C.I.) Limited                           Guernsey
Leslie & Godwin (Scotland) Limited                       Scotland
Leslie & Godwin (U.K.) Limited                           United Kingdom
Leslie & Godwin Financial Risks Limited                  United Kingdom
Leslie & Godwin GmbH                                     Germany
Leslie & Godwin Group Limited                            United Kingdom
Leslie & Godwin Insurance Brokers Ltd.                   Ontario
Leslie & Godwin International Limited                    United Kingdom
Leslie & Godwin Investments Limited                      United Kingdom
Leslie & Godwin Limited                                  United Kingdom
LIB Financial Services Ltd.                              United Kingdom
LIB Limited                                              United Kingdom
Livewire Group Pty. Ltd. ACN 088 444 964                 Australia
LMG Claims Information Network Limited                   United Kingdom
LMG Jewellery Claims Service Limited                     United Kingdom
London General Holdings Limited                          United Kingdom
London General Insurance Company Limited                 United Kingdom
Loss Management Group Limited                            United Kingdom
Lowndes Lambert Insurance Limited                        Ireland
Lumley Insurance Brokers (Pty) Ltd.                      South Africa
Lumley JFS Limited                                       United Kingdom
Lumley Municipal & General Insurance
  Brokers (Natal) (Pty) Ltd.                             South Africa
Lumley Municipal & General Insurance
  Brokers (Orange Free State) (Pty                       South Africa
Lumley Municipal & General Insurance
  Brokers (Pty) Ltd.                                     South Africa
Lumley Municipal & General Insurance
  Brokers (Transvaal) (Pty) Ltd.                         South Africa
Lumley Petro-Energy Insurance Brokers (Pty) Ltd.         South Africa
Lylehead Limited                                         United Kingdom
M Y A Ltda. Asesorias Integrales                         Colombia
M Y A Salud Ltda Agentes De Medicina Prepagada           Colombia
M.I. B. Healthcare Services (Pty) Limited                South Africa
M.I.B. Aidec (Pty) Limited                               South Africa
M.I.B. Border (Pty) Limited                              South Africa
M.I.B. Employee Benefits (Pty) Limited                   South Africa
M.I.B. Group (Pty) Limited                               South Africa
M.I.B. House Investment (Pty) Limited                    South Africa
M.I.B. Property Holdings (Pty) Limited                   South Africa
M.I.B. Reinsurance Brokers (Namibia) (Pty) Limited       Namibia
M.I.B. Reinsurance Brokers (Pty) Limited                 South Africa
MAB Insurance Services Ltd.                              United Kingdom
MacDonagh & Boland Group Limited                         Ireland
MacDonagh Boland Beech Hill Limited                      Ireland
MacDonagh Boland Crotty MacRedmond Limited               Ireland
MacDonagh Boland Cullen Duggan Limited                   Ireland
MacDonagh Boland Foley Woollam Limited                   Ireland
Macey Williams Insurance Services Limited                United Kingdom
Macey Williams Limited                                   United Kingdom
Macquarie Underwriting Pty. Ltd.                         United Kingdom
Madison Intermediaries Pty. Limited                      Australia
Mahamy Company plc (Aon Iran)                            Iran
Management and Regulator Services, Inc.                  New York
Mansfeld, Hubener & Partners Gmbh                        Germany
Marinaro Dundas SA                                       Uruguay
Marinaro Dundas SA                                       Argentina

Maritime Underwriters, Ltd.                              Bermuda
Martec Australia Pty Limited                             Australia
Martec Finance Pty Limited                               Australia
Martin Boyer Company, Inc.                               Illinois
Marvyn Hughes International Ltd.                         United Kingdom
Max Mattiessen AB                                        Sweden
Media/Professional Insurance Agency Limited              United Kingdom
Media/Professional Insurance Agency, Inc.                Missouri
Medical Care Management Limited                          United Kingdom
Mediterranean Insurance Training Centre                  Malta
MEIE Argentina SA                                        Argentina
MIB UK (Holdings) Ltd.                                   United Kingdom
Mibsa Investments (Namibia) (Pty) Limited                Namibia
Minerva Holdings (Pvt) Limited                           Zimbabwe
Minet (Taiwan) Ltd.                                      Taiwan
Minet a.s.                                               Czech Republic
Minet Africa Holdings Ltd.                               United Kingdom
Minet Airport Insurance Services Ltd.                    United Kingdom
Minet AS                                                 Norway
Minet Australia Holdings Pty. Ltd.                       Australia
Minet Australia Pty. Ltd.                                Australia
Minet Benefit Services (International) Ltd.              Guernsey
Minet Botswana (Pty) Ltd.                                Botswana
Minet Burn & Roche Pty. Ltd.                             Australia
Minet China Ltd.                                         Hong Kong
Minet Commercial Ltd.                                    United Kingdom
Minet Consultancy Services Ltd. (Kenya)                  Kenya
Minet Consultancy Services Ltd. (UK)                     United Kingdom
Minet Direct Marketing Services Ltd.                     United Kingdom
Minet Employees' Trust Company Ltd.                      United Kingdom
Minet Europe Holdings Ltd.                               United Kingdom
Minet Financial Services Ltd.                            United Kingdom
Minet Firstbrokers Oy                                    Finland
Minet Group                                              United Kingdom
Minet Group Holdings                                     United Kingdom
Minet Holdings Guernsey Limited                          Guernsey
Minet Holdings Inc.                                      New York
Minet Hong Kong Ltd.                                     Hong Kong
Minet Inc. (Canada)                                      Canada
Minet Ins. Brokers (Holdings) (NZ) Ltd.                  New Zealand
Minet Ins. Brokers (Zimbabwe) (Pvt) Ltd.                 Zimbabwe
Minet Insurance Brokers (Holdings) Ltd.                  United Kingdom
Minet Insurance Brokers (Thailand) Ltd                   Thailand
Minet Insurance Brokers (Uganda) Limited                 Uganda
Minet International (Holdings) Ltd.                      United Kingdom
Minet Kingsway (Lesotho) (Pty) Ltd.                      Lesotho
Minet Limited                                            United Kingdom
Minet Limited                                            Uganda
Minet Limited (Bermuda)                                  Bermuda
Minet Lindgren i Helsingborg                             Sweden
Minet Members Agency Holdings Ltd.                       United Kingdom
Minet New Zealand Ltd.                                   New Zealand
Minet Nigeria                                            Nigeria
Minet Nominees Ltd.                                      United Kingdom
Minet Professional Services (Europe) Ltd.                United Kingdom
Minet Professional Services Ltd. (UK)                    United Kingdom
Minet Professional Services Pty. Ltd. (Australia)        Australia
Minet Properties Ltd.                                    United Kingdom
Minet RAIA Insurance Brokers Limited                     Hong Kong
Minet Re (Bermuda) Limited                               Bermuda


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Minet Re GmbH                                            Germany
Minet Re International Ltd.                              United Kingdom
Minet Re North America, Inc.                             Georgia
Minet Risk Services (Barbados) Ltd.                      Barbados
Minet Risk Services (Bermuda) Ltd.                       Bermuda
Minet Risk Services (Guernsey) Ltd.                      Guernsey
Minet Risk Services (Jersey) Ltd.                        Jersey, Channel Islands
Minet Risk Services (Singapore) Ltd.                     Singapore
Minet Singapore Pte. Ltd.                                Singapore
Minet Superannuation Nominee Pty. Ltd.                   Australia
Minet Trustees Ltd.                                      United Kingdom
Minet West Africa Ltd.                                   United Kingdom
Minet Zambia Limited                                     Zambia
Minet Zimbabwe (Pvt) Ltd.                                Zimbabwe
Minken Properties Ltd.                                   Kenya
MLH International Inc.                                   Ontario
Moes & Caviet Last bv                                    Netherlands
Morency, Weible & Sapa, Inc.                             Illinois
Motorplan Limited                                        United Kingdom
Mt. Franklin General Agency                              Texas
MTF Insurance Agency, Inc.                               Texas
Muirfield Underwriters, Ltd.                             Delaware
N.V. Verzekering Maatschappij Van 1890                   Netherlands
National Product Care Company                            Illinois
National Transportation Adjusters, Inc.                  Nebraska
NB Life Agents, Inc.                                     New York
Netherlands Construction Insurance Services Ltd          United Kingdom
New Dimensions Underwriting Group, Inc.                  Virginia
Nicholson Chamberlain Colls Australia Limited            Australia
Nicholson Chamberlain Colls Group Limited                United Kingdom
Nicholson Chamberlain Colls Marine Limited               United Kingdom
Nicholson Jenner Leslie Group Limited                    United Kingdom
Nicholson Leslie Accident & Health Limited               United Kingdom
Nicholson Leslie Agencies Limited                        United Kingdom
Nicholson Leslie Asia Pte Ltd                            Singapore
Nicholson Leslie Australia Holdings Limited              Australia
Nicholson Leslie Aviation Limited                        United Kingdom
Nicholson Leslie Bankscope Insurance Services Limited    United Kingdom
Nicholson Leslie Bankscope Marine Insurance Consultants  United Kingdom
Nicholson Leslie Energy Resources Limited                United Kingdom
Nicholson Leslie International Limited                   United Kingdom
Nicholson Leslie Investments Limited                     United Kingdom
Nicholson Leslie Limited                                 United Kingdom
Nicholson Leslie Management Services Limited             United Kingdom
Nicholson Leslie Non-Marine Reinsurance Brokers Limited United Kingdom Nicholson Leslie North American
  Reinsurance Brokers, Limited                           United Kingdom
Nicholson Leslie Property Limited                        United Kingdom
Nikols Chile SA                                          Chile
Nikols Galicia SA                                        Spain
Nikols Iberia SA                                         Spain
Nikols Portugal Ltda                                     Portugal
Nikols SA                                                Switzerland
Nikols Segiber Ltda                                      Portugal
Nissho Iwai (Japan)                                      Japan
Nixon Constable & Company Ltd.                           United Kingdom
Norsk Forsikringsservice AS                              Norway
Norwegian Insurance Partners A/S                         Norway
Norwegian Insurance Partners as (Non-Marine)             Norway
NRC Reinsurance Company Ltd.                             Bermuda
Ohio Cap Insurance Company, Inc.                         Bermuda


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OHM Insurance Agency, Inc.                               Ohio
OHM Services of Texas, Inc.                              Texas
Olarescu & B. I. Davis Asesores y
  Corredores de Seguros S.A.                             Peru
Old ARS LRA Corp.                                        Texas
Old S&C of PA, Inc.                                      Pennsylvania
Olympic Health Management Services, Inc.                 Washington
Olympic Health Management Systems, Inc.                  Washington
Orobio Mees Herman B.V.                                  Netherlands
OUM & Associates of New York, A Corporation              New York
OWA Hoken (UK) Limited                                   United Kingdom
OWA Insurance Services Austria Gesellschaft mbH          Austria
OWA Insurance Services Austria GmbH & Co. KG             Austria
P I Insurance Brokers (Pty) Limited                      South Africa
P.T. Alexander Lippo Indonesia                           Indonesia
Pacific Underwriting Corporation Pty. Ltd.               Australia
Pacific Wholesale Insurance Brokers Pty Ltd.             Australia
Paladin Reinsurance Corporation                          New York
Pandimar Consultants, Inc.                               New York
Paribas Assurantien B.V.                                 Netherlands
Parker Risk Management (Bermuda) Ltd.                    Bermuda
Pat Ryan & Associates, B.V.                              Netherlands
Paul J.F. Schultz oHG                                    Germany
PBG Pensions Beratungs-Gesellschaft mbH (Partnership)    Germany
PHH Insurance Associates Corporation                     Maryland
Pinerich Limited                                         Ireland
Plaire SA                                                France
Poland Puckle Insurance Brokers Ltd.                     United Kingdom
Prairie State Administrative Services, Inc.              Illinois
Prairie State Underwriting Managers, L.L.C.              Illinois
Premier Auto Finance, Inc.                               Delaware
Premier Auto Finance, L.P.                               Illinois
Premier Receivables Purchase Facility, LLC               Delaware
Prescot Insurance Holdings Ltd.                          United Kingdom
Presidium Companies, Inc.                                Delaware
Presidium Holdings, Inc.                                 Delaware
Presidium, Inc.                                          Delaware
Priority Line Direct Limited                             United Kingdom
Private Client Trustees Ltd.                             Ireland
Product Care, Inc.                                       Illinois
Produgar                                                 Portugal
Professional & General Ins. Company (Bermuda) Ltd.       Bermuda
Professional Liability Services Limited                  United Kingdom
Professional Sports Insurance Co. Ltd.                   Bermuda
Property Owners Database Limited                         United Kingdom
Proruck Ruckversicherungs - AG                           Germany
PROVIA Gesselschaft fur betriebliche Risicoanalyse mbH   Germany
Provider Services, Ltd.                                  Bermuda
PT Alexander Lippo Indonesia                             Australia
PT RNJ Ratna Nusa Jaya                                   Indonesia
PYXYS-Gestion de Flottes SA                              France
R&M Reinsurance Intermediaries Ltd.                      Trinidad
R.E.I.A. Insurance Brokers Pty. Ltd.                     Australia
Ralph S. Harris (Insurance) Pty. Ltd.                    Zimbabwe
Rath & Strong, Inc.                                      Massachusetts
RBH General Agencies (Canada) Inc.                       Quebec
RDG Resource Dealer Group (Canada) Inc.                  Canada
RE BID Pty. Ltd.                                         Australia
Reed Stenhouse Asia Pacific Limited                      Scotland
Reed Stenhouse Europe Holdings B.V.                      Netherlands
Reed Stenhouse Gmbh                                      Germany


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Reed Stenhouse Underwriting Management Limited           Scotland
REI (NSW) Insurance Brokers Pty. Ltd.                    Australia
REISA Insurance Brokers Pty. Ltd.                        Australia
REIV Insurance Brokers (Pty) Ltd.                        Australia
Resource Acquisition Corporation                         Delaware
Resource Dealer Group of Alabama, Inc.                   Alabama
Resource Dealer Group of Arizona
  Insurance Services, Inc.                               Arizona
Resource Dealer Group of Indiana, Inc.                   Indiana
Resource Dealer Group of Kentucky, Inc.                  Kentucky
Resource Dealer Group of Massachusetts
  Insurance Agency, Inc.                                 Massachusetts
Resource Dealer Group of Mississippi, P.A.               Mississippi
Resource Dealer Group of Nevada, Inc.                    Nevada
Resource Dealer Group of New Mexico, Inc.                New Mexico
Resource Dealer Group of Ohio Agency, Inc.               Ohio
Resource Dealer Group of Texas, Inc.                     Texas
Resource Dealer Group, Inc.                              Illinois
Resource Dealer Group, Inc.                              Mississippi
Resource Dealer Insurance Services of California, Inc.   California
Resource Financial Corporation                           Delaware
Resource Life Insurance Company                          Illinois
Resource Training, Inc.                                  Illinois
Revasa S.p.A.                                            Italy
RG Reis (Management Services) Ltd.                       United Kingdom
RG Reis Pension Fund Trustees Ltd.                       United Kingdom
RHH Surety & Guarantee Limited                           United Kingdom
RIP Services Limited                                     Guernsey
Risk Funding Services (Pty) Limited                      South Africa
Risk Management Consultants of Canada Limited            Canada
Risque et Finance SA                                     France
Rockford Holding, Inc.                                   Delaware
Rockford Life Insurance Company                          Arizona
Rollins Heath Korea Co. Ltd.                             Korea
Rollins Hudig Hall & Co. (N.S.W.) Pty. Ltd.              Australia
Rollins Hudig Hall (Hong Kong) Ltd.                      Hong Kong
Rollins Hudig Hall (Nederland) Limited                   United Kingdom
Rollins Hudig Hall Associates B.V.                       Netherlands
Rollins Hudig Hall Finance bv                            Netherlands
Rollins Hudig Hall Services Limited                      United Kingdom
Rollins Hudig Hall Singapore Pte. Ltd.                   Singapore
Ropeco Pty Ltd.                                          Australia
Rostron Hancock Ltd.                                     United Kingdom
Ruben Entertainment Insurance Services                   United Kingdom
RUMEX VermogensverwaltungsGmbH                           Germany
Ryan Insurance Group France S.A.R.L.                     France
Ryan Warranty Services Canada, Inc.                      Canada
Ryan Warranty Services Quebec, Inc.                      Ontario
Rydata Limited                                           United Kingdom
S A Credit & Insurance Brokers (Pty) Limited             South Africa
S W Holdings (SA) (Pty) Limited                          South Africa
S W Insurance Brokers (Pty) Limited                      South Africa
S. Mark Brockinton & Associates of Texas, Inc.           Texas
S.A.B. S.p.A.                                            Italy
Saat Van Marwijk Beheer bv                               Netherlands
Saat Van Marwijk Noordwijk B.V.                          Netherlands
Safetylogic.com, Inc.                                    Oregon
Salud Centurion Ltda. Agente de Medicina Prepagada       Colombia
SASE France Societe Des Assures Du Sud Set               France
Savoy Insurance Brokers Ltd.                             United Kingdom
Saxonbeech Ltd.                                          United Kingdom
Scottish & Commonwealth Insurance Co. Ltd.               Bermuda


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Seascope Marine Limited                                  United Kingdom
Securities Guarantee Company Limited                     United Kingdom
Sedgwick Brichetto Argentina SA                          Argentina
Sedgwick Corredores de Reaseguros Ltda                   Colombia
Sedgwick Correduria de Seguros SA                        Spain
Seguros Inchcape Macau Lda.                              Macau
Select Healthcare Insurance Services                     California
SelectDirect Limited                                     Scotland
Service Protection, Inc.                                 Illinois
Service Saver, Incorporated                              Florida
ServicePlan of Florida, Inc.                             Florida
ServicePlan, Inc.                                        Illinois
Services A&A S.A.                                        Mexico
Servicios Inmoboliarios Guadalajara, S.C.                Mexico
Servicios Y Garantias Ryan S.L.                          Spain
SGAP SA                                                  France
SGL Logistica Srl                                        Italy
Sherwood Insurance Agency, Inc. of New York              New York
Sherwood Insurance Services                              California
Sherwood Insurance Services of Washington, Inc.          Washington
SHL Pacific Regional Holdings Inc.                       California
Shoreline Insurance Agency, Inc.                         Rhode Island
Simco Insurance Brokers Pte                              Singapore
SLE Worldwide Australia Pty Limited                      Australia
SLE Worldwide Limited                                    United Kingdom
SLE Worldwide Mexico Agente de Seguros S.A. de C.V.      Mexico
SLE Worldwide, Inc.                                      Delaware
SN Re SA (Brichetto Sudamericana)                        Argentina
Societe Centrale de Courtage d'Assurances                France
Societe Europeenne d'Etudes et de Courtages - SEEC SA    France
Sodarcan Inc.                                            Canada
Sodartec Inc.                                            Canada
Soriero & Company, Inc.                                  Texas
Sorim (1987) Ltd.                                        United Kingdom
Sorim Services (1987) Ltd.                               United Kingdom
Sothanasiri Co. Ltd.                                     Thailand
Southern Cross Underwriting Pty. Limited                 Australia
Special Risk Resources Insurance Agency, Inc.            California
Special Risk Services Asia Pacific Pty. Ltd.             Australia
Special Risk Services Limited                            United Kingdom
Special Risk Services Underwriting Agency Limited        United Kingdom
Special Risk Services, Inc.                              New York
Specialty Benefits, Inc.                                 Indiana
Specialty Investment 004 Limited                         United Kingdom
Spicafab Limited                                         United Kingdom
Spicafab PLC                                             Australia
Stenhouse (South East Asia) Pte. Ltd.                    Singapore
Stenhouse Marketing Services (London) Ltd.               United Kingdom
Stenhouse Marketing Services, Inc.                       Delaware
Sterling Life Insurance Company                          Arizona
Structured Compensation Limited                          United Kingdom
Sumner & McMillan                                        United Kingdom
Sumner & McMillan Limited (Ireland)                      Ireland
Superannuation Fund (CICNZ) Limited                      New Zealand
Superannuation Management Nominees Ltd.                  New Zealand
Surety & Guarantee Consultants Limited                   United Kingdom
Surveyors Claims Services Ltd.                           United Kingdom
Surveyors Insurance Brokers Limited                      United Kingdom
Suys & Janssens SA                                       Belgium
Swaziland Construction Insurance Brokers (Pty) Ltd.      Swaziland


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Swaziland Corporate Risk Management (Pty) Ltd.           Swaziland
Swaziland Employee Benefit Consultants (Pty) Ltd.        Swaziland
Swaziland Insurance Brokers (Pty) Ltd.                   Swaziland
Swaziland Reinsurance Brokers (Pty) Ltd.                 Swaziland
Swett & Crawford                                         California
Swett & Crawford Ins. Agency of Massachusetts, Inc.      Massachusetts
Swett & Crawford of Arizona, Inc.                        Arizona
Swett & Crawford of Colorado, Inc.                       Colorado
Swett & Crawford of Connecticut, Inc.                    Connecticut
Swett & Crawford of Hawaii, Inc.                         Hawaii
Swett & Crawford of Idaho, Inc.                          Idaho
Swett & Crawford of Maine, Inc.                          Maine
Swett & Crawford of Nevada, Inc.                         Nevada
Swett & Crawford of Ohio, Inc.                           Ohio
Swett & Crawford of Pennsylvania, Inc.                   Pennsylvania
Swett & Crawford of Texas, Inc.                          Texas
Swett Insurance Managers of California, Inc.             California
T M Insurance Brokers (Pty) Limited                      South Africa
Tabma-Hall Insurance Services Pty. Limited               Australia
TASG Pty. Ltd. ACN 008 078 308                           Australia
Tecsefin Centroamerica, S.A.                             Panama
Tecsefin Guatemala                                       Panama
Tecsefin Salvador                                        Panama
Tecsefin, S.A.                                           Colombia
Ted Harty & Associates, Inc.                             Georgia
Terbroker srl                                            Italy
Tethercrest Ltd.                                         United Kingdom
Texas/New Dimensions Agency, Inc. of San Antonio         Texas
Texas/New Dimensions Life Agency, Inc. of San Antonio    Texas
Texas/New Dimensions Underwriting Group, Inc.            Texas
The Alexander Consulting Group Ltd.                      Canada
The Alexander Consulting Group Ltd.                      Scotland
The Australian Superannuation Group (NSW)
  Pty Ltd. ACN 079 236 052                               Australia
The Claims Office Limited                                United Kingdom
The Credit Insurance Association (Canada) Limited        Canada
The Credit Insurance Association Deutschland GmbH        Germany
The Credit Insurance Association France SA               France
The Credit Insurance Association France SA               France
The Credit Insurance Association Ltd.                    United Kingdom
The Entertainment Coalition                              Not Applicable
The National Senior Membership Group Association         Washington
The Olympic Senior Membership Group, Inc.                Washington
The Superannuation Group (Victoria) Pty.                 Australia
The Superannuation Group Pty. Ltd. ACN 006 922 470       Australia
The Swett & Crawford Group, Inc.                         California
The Unclaimed Assets Register Limited                    United Kingdom
Tholwana MIB Pty Limited                                 South Africa
Tradeshock Limited                                       United Kingdom
Trans Caribbean Insurance Services, Inc.                 U.S. Virgin Islands
Travellers Club International Ltd.                       United Kingdom
Trent Insurance Company Ltd.                             Bermuda
TREV Properties Corporation                              Delaware
TTF Insurance Services Ltd.                              United Kingdom
Underwriters Marine Services of Texas, Inc.              Texas
Underwriters Marine Services, Inc.                       Louisiana
Union Centurion, S.A.de C.V.                             Mexico
Unison Consultants Europe E.E.I.G.                       Belgium
Unison Technical Services                                Belgium
Unit Trust                                               Australia
United Iranian Insurance Services plc Teheran            Iran


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Valex Insurance Agency, Inc.                             Texas
Varity Risk Management Services Ltd.                     United Kingdom
Vassal Properties (Pty) Ltd.                             Botswana
Velo Motor Accident Management Limited                   United Kingdom
Verband der Jauch & Hubener Unterstutzungskassen         Germany
Virginia Surety Company, Inc.                            Illinois
VOL Properties Corporation                               Delaware
Wackerbarth Hardman (Holdings) Limited                   United Kingdom
Wackerbarth Holdings Limited                             United Kingdom
Wackerbarth International Holdings Bv                    Netherlands
WACUS Magyarorszag Hitelbitzositasi
  Tanacsado es Kozvetito Kft.                            Hungary
WAVECA SA                                                Venezuela
Wed. Jacobs & Brom bv                                    Netherlands
Wexford Underwriting Managers, Inc.                      Delaware
Wilfredo Armstrong S.A.                                  Argentina
William Gallagher Associates of California, Inc.         California
William Gallagher Associates of New Jersey, Inc.         New Jersey
Winchester Financial Services (Pty) Limited              South Africa
Windhock Insurance Brokers (Pty) Limited                 Namibia
WMD Underwriting Agencies Ltd.                           United Kingdom
World Insurance Network Ltd.                             Cardiff
Worldwide Insurance Network Limited                      United Kingdom
Worldwide Integrated Services Company                    Texas
Wyrm Systems Pty Limited                                 South Africa
XB-Lumley Insurance Brokers (Pty) Ltd.                   South Africa
Y&D Properties Ltd.                                      Canada
Yin Hwa Insurance Agent Co Ltd.                          Taiwan
ZAO Aon Insurance Brokers                                Russia
Zimbabwe Risk Managers (Pvt) Ltd.                        Zimbabwe

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